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                                                                  Exhibit 10.58

                                  EXHIBIT B
                                  ---------

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.

                                                              For the Purchase
                                                                of     shares of
No. W-96-                                                    Common Stock

                         WARRANT FOR THE PURCHASE OF
                           SHARES OF COMMON STOCK
                                     OF
                                SERAGEN, INC.
                          (A Delaware Corporation)

VOID AFTER 5:00 P.M., EASTERN STANDARD TIME, ON JULY 1, 2006


        Seragen, Inc., a Delaware corporation (the "Company"), hereby certifies that ____________ or his, her or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, commencing on January 1, 1997, at any time or from time to time on or before the earlier of July 1, 2006 at not later than 5:00 p.m. (Eastern time) and the termination of this Warrant as provided in Section 9 below, ______________ shares of Common Stock, $.01 par value, of the Company ("Common Stock"), at a purchase price of $4.00 per share. The number of shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

         1.  EXERCISE.

             (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.


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            (b) In lieu of the delivery of the full Purchase Price as described in subsection 1(a) above, all or part of the payment due upon exercise of this Warrant may be made in a "cashless exercise", such that the Registered Holder will receive the full number of shares of Warrant Shares issuable upon exercise of such Warrant, less that number of shares having a Current Market Price (as hereinafter defined) on the date of exercise equal to the aggregate Purchase Price of the shares being purchased. As used herein, "Current Market Price" shall mean the average of the high and low sales prices of the Common Stock as reported in the Nasdaq Stock Market ("Nasdaq") or the closing market price of the Common Stock on a national securities exchange on the relevant trading day, whichever is applicable, or if neither is applicable, then it shall mean the market value of the Common Stock as shall be reasonably determined by the Board of Directors of the Company.

            (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

            (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 3 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                (i) a certificate or certificates for the number of full shares of Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof, and

                (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased (on a pre-adjusted basis) by the Registered Holder upon such exercise as provided in subsection 1(a) or subsection 1(b) above. It is the intent that any adjustment to the number of shares issuable upon conversion will be made at the time of such exercise.

        2.  ADJUSTMENTS.

            (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares,


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the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

        (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Registered Holder had held the number of shares of Common stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this
Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

        (c) If the Company shall at any time or from time to time, issue any additional shares of Common Stock (other than shares of Common Stock excepted from the provisions of this Section 2 by subsection 2(e)) (i) in an offering of up to $10,000,000 pursuant to the Company's arrangement with Scharff, Witchell & Co., or (ii) without consideration or for a net consideration per share less than (A) the Purchase Price in the case of an offering other than an offering described in subsection 2(c)(i) or a registered public offering (a "Private Offering"), or (B) 95% of the Fair Market Value (as hereinafter defined) at the time of such issuance in the case of a registered public offering (a "Public Offering"), then, and in each such case the number of shares issuable upon exercise of this Warrant shall be increased to an amount determined by multiplying the number of shares issuable upon exercise of this Warrant immediately prior to such issuance of additional shares by a fraction:

                (1) the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued; and

                (2) the denominator of which shall be the number of shares of Common stock outstanding immediately prior to the issuance of such additional shares of Common Stock.


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As used herein, "Fair Market Value" shall mean, as of any date, the average of the closing sale prices as reported on Nasdaq for the ten consecutive trading days immediately prior to such date, or the closing market price of the Common Stock on a national securities exchange for the ten consecutive trading days immediately prior to such date, whichever is applicable, or if neither is applicable, then it shall mean the market value of the Common Stock as shall be reasonably determined by the Board of Directors of the Company.

         (d) The issuance of any warrants, options or other subscription or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into or exchangeable for shares of Common Stock, or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities (other than an issuance of warrants, options or other subscription or purchase rights excepted from the provisions of this Section 2 by subsection 2(e)), shall be deemed an issuance at such time of such Common Stock (i) in the case of an offering described in subsection 2(c)(i), (ii) in the case of a Private Offering, if the Net Consideration Per Share which may be received by the Company for such Common Stock (as hereinafter determined) shall be less than the Purchase Price at the time of such issuance, or (iii) in the case of a Public Offering, if the Net Consideration Per Share which may be received by the Company for such Common Stock shall be less than 95% of the Fair Market Value at the time of such issuance, and, except as hereinafter provided, an adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant shall be made upon each such issuance in the manner provided in subsection 2(c). Any obligation, agreement or undertaking to issue warrants, options, or other subscription or purchase rights at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant shall be made under subsection 2(c) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) as above provided. Any adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant with respect to this Section 2 which relates to warrants, options or other subscription or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options or other subscription or purchase rights expire or are cancelled without being exercised, so that the number of shares issuable upon exercise of this Warrant effective immediately upon such cancellation or expiration shall be equal to the number of shares issuable upon exercise of this Warrant in effect at the time of the issuance of the expired or cancelled warrants, options or other subscriptions or purchase rights, with such additional adjustments as would have been made to that the number of shares issuable upon exercise of this Warrant had the expired or cancelled warrants, options or other subscriptions or purchase rights not been issued. For purposes of this Section 2, (A) the "Net Consideration Per Share" which may be received by the Company shall mean the amount equal to the total amount of consideration, if any, received by the Company for the issuance of such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, payable to the


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Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions, or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted; and (B) if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 2, consists of property other than cash, such consideration shall be deemed to have the same value as reasonably shall be determined in good faith by the Board of Directors of the Company.

                (e) Anything herein notwithstanding, no adjustments in the number of shares of Common Stock issuable hereunder shall be made by reason of or in connection with (i) the issuance of shares of Common Stock (including options to purchase such shares whether such options are issued before, at the same time as or after the authorization of this Warrant) pursuant to employee stock option agreements, or employee stock option or stock purchase plans of like tenor to the Company's existing plans and practices for the issuance of shares of Common Stock to directors, officers, employees or consultants; (ii) the issuance of shares of Common Stock upon exercise of certain put rights pursuant to the shareholders' agreement dated November 22, 1995 among the Corporation, Seragen Biopharmaceuticals Ltd. and the investors listed therein; and (iii) the issuance of shares of Common Stock upon exercise of common stock purchase warrants issued and outstanding on the date of issuance of this Warrant.


                (f) When any adjustment is required to be made in the Purchase Price or number of shares of Common Stock issuable hereunder, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price or number of shares issuable, as the case may be, after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or (b) above.

        3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Current Market Price (as defined in subsection 1(b) hereof).

        4. LIMITATION ON SALES, ETC. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect, or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

         Without limiting the generality of the foregoing, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the Registered Holder shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the Warrant Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

         In addition, without limiting the generality of the foregoing, the Company may delay issuance of the Warrant Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         5. LIQUIDATING DIVIDENDS. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if it had been the owner of record of such shares of Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

         6.  NOTICES OF RECORD DATE, ETC.  In case:

             (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

             (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

             (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten
(10) days prior to the record date or effective date for the event specified in such notice.

         7. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such shares of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         8. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         9.  TERMINATION IN CERTAIN EVENTS

         In the event of a sale of substantially all the assets of the Company or a merger or consolidation of the Company with or into any other entity (other than a merger the sole purpose of which is to change the state of incorporation of the Company) or a dissolution or the adoption of a plan of liquidation of the Company, this Warrant shall terminate on the effective date of such sale, merger, consolidation, dissolution or adoption (the "Effective Date") and become null and void, PROVIDED, HOWEVER, that if this Warrant shall not have otherwise terminated or expired, the Registered Holder hereof shall have the right until 5:00 p.m Eastern Standard time on the day immediately prior to the Effective Date to exercise its rights hereunder to the extent not previously exercised.

         10. TRANSFERS, ETC.

             (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

             (b) This Warrant shall not be transferable by the Registered Holder and shall be exercisable only by the Registered Holder. Without the prior written consent of the Company, the Warrant shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Warrant or of any rights granted hereunder contrary to the provisions of this Paragraph, or the levy of any attachment or similar process upon the Warrant or such rights, shall be null and void.

             (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         11. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its offices at 97 South Street, Hopkinton, Massachusetts, Attn: President, or such other address as the Company shall so notify the Registered Holder.

         12. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         13. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

         14. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         15. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                     Seragen, Inc.

                                     By:
                                        --------------------------

                                  EXHIBIT I

                                PURCHASE FORM
                                -------------

To:      Seragen, Inc.
         97 South Street
         Hopkinton, MA                                        Dated:

         The undersigned pursuant to the provisions set forth in the attached Warrant (No. W-96-__), hereby irrevocably elects to purchase __ shares of the Common Stock (the "Common Stock") covered by such Warrant and herewith __ (i) makes payment of $__, representing the full purchase price for such shares at the price per share provided for in such Warrant, OR __ (ii) elects to purchase the Warrant Shares by means of a "cashless exercise" as described in Section 1(b) of the Warrant Certificate OR __ (iii) makes payment of $____ and instructs the Company that the remainder of the purchase price is to be paid by means of the "cashless exercise" procedure described in Section 1(b) of the Warrant Certificate (please check one).

         The undersigned is aware that issuance of the Common Stock by the Company has not been registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Purchase Form.

         The undersigned represents and warrants that (1) it has been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Common Stock; (2) it has had the opportunity to ask questions concerning the Common Stock and the Company and all questions posed have been answered to its satisfaction; (3) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Common Stock and the Company; and (4) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Common Stock and to make an informed investment decision relating thereto.

         The undersigned hereby represents and warrant that it is purchasing the Common Stock for its own account for investment and not with a view to the sale or distribution of all or any part of the Common Stock.

         The undersigned understands that because the Common Stock has not been registered under the 1933 Act, it must continue to bear the economic risk of the investment for an indefinite time and the Common Stock cannot be sold unless the Common Stock is registered under applicable federal and state securities laws or an exemption from such registration is available.

         The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Common Stock unless (1) there is an effective registration statement under the 1933 Act and registration or qualification, if applicable, under state securities laws covering any such transaction involving the Common Stock or (2) the Company receives an opinion of its legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or qualification or the Company otherwise satisfies itself that such transaction is exempt from registration.

         The undersigned consents to the placing of a legend on its certificate for the Common Stock stating that the Common Stock has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Common Stock until the Common Stock may be legally resold or distributed without restriction.

         The undersigned understands that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Common Stock.

         The undersigned has considered the Federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Common Stock.


                                              -------------------

                                              Dated:----------------